       1                         SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

X  Filed by the registrant
__ Filed by a party other than the registrant
__ Preliminary proxy statement
__ Definitive proxy statement
X  Definitive additional materials
__ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       McDonnell Douglas Corporation
- -----------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)
                              Steven N. Frank
- -----------------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

__  $125 per Exchange Act Rule 0-11(c)(l)(ii), 14a-6(i)(l), or 14a-(j)(2)
__  $500 per each party to controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
__  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11
(1)  Title of each class of securities to which transaction applies:

- -----------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

- -----------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- -----------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

- -----------------------------------------------------------------------
  X Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount previously paid:
            $125.00
- -----------------------------------------------------------------------
  (2)  Form, schedule or registration statement no.:
            PRE 14A - Preliminary Proxy Statement
- -----------------------------------------------------------------------
  (3)  Filing party:
            McDonnell Douglas Corporation
- -----------------------------------------------------------------------
  (4)  Date filed:
            March 4, 1994
- -----------------------------------------------------------------------

VOTE YOUR SHARES


                                               April 5, 1994

To All Shareholder Teammates:

     The deadline for returning shareholder voter instruction cards is rapidly approaching. Teammates who own MDC shares through the employee savings and stock ownership plans must return their cards by April 19 for their votes to be counted.

     If you don't vote your own shares, others will vote them for you.

     Under the plans' rules, the trustee votes all the shares owned through the plans in the same proportion for, against and in abstention as votes cast by teammates who return their voter instruction cards before the deadline.

     This means that those who vote actually determine the votes for all the shares owned through these plans.

     More than 70 percent of teammates have a right to vote through their participation in the employee savings and stock ownership plans. Yet fewer than 32 percent voted their shares last year.

     Don't let others vote for you. I urge you to sign and return the voter instruction card in the postage-paid envelope which was sent with the 1994 Proxy Statement by April 19.


                           /s/ John F. McDonnell
                           Chairman and Chief Executive Officer

                                                             Attachment I



The following message will appear on employees' paycheck stubs on April 8, 1994 and April 15, 1994

Reminder--Your Vote Counts: we encourage you to promptly return your proxy/voter card for the Annual Shareholders Meeting. To obtain a meeting admittance ticket, please submit a written request including name, address and employee number to Shareholder Services, M/C 1001240.